Fees Summary	Dec. 03, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 11,482.50
Total Fee Amount	11,482.50
Total Transaction Valuation	75,000,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00